UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2018

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 annual meeting of stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on June 20, 2018 (the “Annual Meeting”), the Company’s stockholders voted in the following manner with respect to the following proposals:

1. The following nominees were elected to the Company’s board of directors (the “Board”) as Class II directors for terms expiring at the 2021 annual meeting of stockholders.

	For	Withheld	Broker Non- Votes
Julian C. Baker	109,315,621	604,843	53,404,664
James A. Geraghty	108,822,020	1,098,444	53,404,664
Dr. Maxine Gowen	107,320,320	2,600,144	53,404,664

The terms of the following directors continued after the Annual Meeting:

Vincent J. Milano

Dr. Kelvin M. Neu

William S. Reardon

Dr. Mark Goldberg

2. The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding common stock by a whole number ratio of not less than 1-for-4 and not more than 1-for-8, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board at any time prior to the Company’s 2019 annual meeting of stockholders, and, in connection therewith, to decrease the number of authorized shares of the Company’s common stock on a basis proportional to the reverse stock split ratio.

For:	155,703,116
Against:	7,207,842
Abstain:	414,170
Broker Non-Votes:	0

3. The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to set the number of authorized shares of the Company’s common stock at a number determined by calculating the product of 280,000,000 multiplied by two times (2x) the reverse stock split ratio.

For:	154,589,673
Against:	7,828,378
Abstain:	907,077
Broker Non-Votes:	0

4. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	106,883,493
Against:	2,593,302
Abstain:	443,669
Broker Non-Votes:	53,404,644

5. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2018 was ratified.

For:	160,437,537
Against:	1,001,780
Abstain:	1,885,811
Broker Non-Votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: June 21, 2018	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Senior Vice President of Operations, Chief Financial Officer, Treasurer and Assistant Secretary